SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

April 22, 2003

(Date of earliest event reported)

Banknorth Group, Inc.

(Exact name of registrant as specified in its charter)

Maine	001-31251	01-0437984

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

P.O. Box 9540, Two Portland Square, Portland, Maine	04112-9540
(Address of principal executive offices)	(Zip Code)

(207) 761-8500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	The following exhibit is included with this Report:

Exhibit No.	Description
99.1	Slide Show Presentation at Annual Meeting of Stockholders

Item 9. Regulation FD Disclosure

     A slide show presentation used in connection with Banknorth Group, Inc.’s annual meeting of stockholders on April 22, 2003 is furnished as Exhibit 99.1.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANKNORTH GROUP, INC.

By: /s/ Peter J. Verrill Name: Peter J. Verrill Title: Senior Executive Vice President and Chief Operating Officer

Date: April 22, 2003

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